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                                 SECURITIES AND

                               EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: September 8, 2004

                              RETAIL VENTURES, INC.
                              ---------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Ohio                       1-10767                  31-1322832
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(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NUMBER)

                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
                                 --------------

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                 Not Applicable
                                 --------------

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 7, 2004, Retail Ventures, Inc. (the "Company") issued a press release regarding its consolidated financial results for the second quarter ended July 31, 2004. A copy of the company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

The Company will also present its financial results for the second quarter ended July 31, 2004 during a conference call on September 8, 2004 at 8:30 a.m. EST which is available over the Internet at www.retailventuresinc.com. A replay of the conference call will be available from 6:00 p.m. EST September 8, 2004 through October 8, 2004 by calling (800) 839-0860 (confirmation code: 1490).


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

       (c)   EXHIBITS

        Exhibit No.                         Description
        -----------      -------------------------------------------------------

           99.1          Retail Ventures, Inc. press release dated September 7,
                         2004.


The information in this Form 8-K, including the exhibit hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Retail Ventures, Inc.

Date: September 8, 2004         By:  /s/ James A. McGrady
                                     ------------------------------------------
                                     James A. McGrady, Executive Vice President
                                     and Chief  Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                          Description
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99.1          Retail Ventures, Inc. press release dated September 7, 2004.